Exhibit 99.1

Mack-Cali Realty Corporation Supplemental Operating and Financial Data 2Q 2018

Table of Contents Company Highlights Page 4 6 7 11 19 22 23 Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Joint Ventures Investment Activity  Building 8/9 at Port Imperial-Weehawken, NJ (In-Construction)  Office Portfolio Property Listing Office Operating Schedules 25 27 25 Christopher Columbus - Jersey City, NJ (Projected Start 2018) Roseland Residential Portfolio Roseland Highlights Financial Statements Roseland Operating Schedules 33 35 37  This Supplemental Operating and Financial Data should be read in connection with the company’s second quarter 2018 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on August 1, 2018) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside Plaza 8/9 - Jersey City, NJ (Projected Start 2019) 2Q 2018 2

Company Highlights 2Q 2018

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core office and growing residential holdings. We are geographically focused on the Hudson River waterfront and in transit based locations targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's office portfolio strives to achieve the highest possible rents in targeted markets with a continuous focus on improving the quality of our portfolio.

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of Class A properties. We expect continued growth and cash flow contribution from our Roseland holdings as our development pipeline of active construction projects and planned starts is put into service.



Urby Harborside, Jersey City, NJ

Key Statistics	2Q 2018	1Q 2018
Company		
Market Capitalization	$5.0 billion	$4.5 billion
Net Asset Value (Midpoint)	$3.6 billion	$3.6 billion
Core FFO	$45.2 million	$50.7 million
Core FFO Per Diluted Share	$0.45	$0.50
AFFO	$21.1 million	$36.3 million
Office Portfolio		
Square Feet of Office Space	15.5 million	15.4 million
Consolidated In-Service Properties	125	123
% Leased Office (Excl. Non-Core)	83.2%	85.2%
% Commenced Occupancy (Excl. Non-Core)	81.1%	84.6%
GAAP Rental Rate Roll-Up (Excl. Non-Core)	16.5%	10.7%
Cash Rental Rate Roll-Up (Excl. Non-Core)	7.5%	5.1%
Average In-Place Rent Per Square Foot	$30.29	$30.17
Residential Portfolio		
Operating Residential Units	6,082	5,826
% Leased Residential (Excl. Lease-Up)	97.5%	97.3%
Average Rent Per Unit (Excl. Lease-Up)	$2,670	$2,683
In-Construction Residential Units/Keys	2,001	1,944

2Q 2018 Company Highlights 4

Company Achievements 2Q 2018 Performance Highlights Achieved Core FFO of $45.2 million, or $0.45 per share Produced AFFO of $21.1 million Office: Leased 453,337 square feet of office space; finished 2Q 2018 at 83.2% leased (excluding non-core) Residential: The operating portfolio, excluding lease-up and repositioning properties, finished 2Q at 97.5% leased. 2Q 2018 Starts The Company commenced development of Building 8/9, a $142.6 million, 313-unit development site on the Port Imperial Waterfront. The buildout of Building 8/9 is anticipated to be supported by a $92 million construction loan. 2Q 2018 Lease-Ups/Deliveries Subsequent to quarter-end, the Company commenced leasing activities at RiverHouse 11, a 295-unit continuation of our Port Imperial master-planned community. As of July 30, the project was 58.6% leased (173 units) The Company continued to see strong leasing activity at its lease-up communities. As of July 30, the projects are leased as following: Monaco, Jersey City, NJ Portside 5/6 at East Pier, a 296-unit continuation of our East Boston master-planned community: 56.1% leased 145 Front Street at City Square, a 365-unit development, in Worcester, MA: 35.9% leased (includes the recent delivery of Phase II’s 128 units. Signature Place, a 197-unit development in Morris Plains, NJ: 58.4% leased Metropolitan Lofts, a 59-unit development in Morristown, NJ: 61.0% leased Transaction Activity In the quarter ended June 30, 2018, the Company did not dispose of any Office buildings In the quarter ended June 30, 2018, the Company entered into an agreement to acquire Prudential’s membership interest in Marbella, thereby converting its prior subordinate interest into a controlling interest (the last significant subordinate interest). The acquisition is scheduled to close on or before August 11 with target funding from a $131 million refinancing and Rockpoint capital 150 JFK Pkwy, Short Hills, NJ Company Highlights 2Q 2018 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Core FFO per Diluted Share [1]	0.45	0.50	0.50	0.57	0.60
Net Income per Diluted Share	(0.05)	0.45	(0.01)	0.39	(0.44)
Market Value of Equity [2]	$2,322,868	$1,893,848	$2,396,851	$2,607,433	$2,949,047
→ Common Equity (Includes OP Units)	2,039,203	1,676,855	2,163,610	2,379,356	2,723,574
→ Preferred Equity (Rockpoint)	231,341	164,669	159,884	156,746	153,702
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	20,959	21,003	21,033	18,998	19,447
Total Debt, Net	2,646,436	2,615,211	2,809,568	2,839,186	2,950,219
Total Market Capitalization	4,990,263	4,530,061	5,206,419	5,446,619	5,899,266
Shares and Units:					
Common Shares Outstanding	90,286,268	90,136,278	89,914,113	89,913,576	89,913,919
Common Units Outstanding	10,266,143	10,269,204	10,438,855	10,438,855	10,438,855
Combined Shares and Units	100,552,411	100,405,482	100,352,968	100,352,431	100,352,774
Weighted Average- Diluted [2]	100,597,697	100,603,901	100,467,893	100,727,006	100,369,717
Common Share Price ($'s):					
At the End of the Period	$20.28	$16.71	$21.56	$23.71	$27.14
High During Period	20.86	21.98	24.04	27.75	28.57
Low During Period	16.23	15.86	21.18	22.70	25.96
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	9.7x	8.8x [3]	9.3x	8.0x	8.3x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	8.6x	7.9x	8.6x	7.6x	7.8x
→ Net Debt to Adjusted EBITDA - Office Portfolio	8.1x	7.5x	8.0x	6.9x	7.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	16.7x	14.1x	17.6x	15.2x	18.7x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	10.9x	9.8x	12.7x	10.8x	13.5x
Interest Coverage Ratio	3.5x	3.7x	3.3x	3.4x	3.5x
Fixed Charge Coverage Ratio	2.3x	2.5x	2.4x	2.6x	2.8x
Total Debt/ Total Market Capitalization	53.0%	57.7%	56.7%	52.1%	50.0%
Total Debt/ Total Book Capitalization	54.5%	54.3%	54.0%	56.8%	58.1%
Total Debt/ Total Undepreciated Assets	44.6%	44.5%	46.5%	46.2%	47.5%
Secured Debt/ Total Undepreciated Assets	20.6%	20.1%	23.5%	22.0%	21.9%

Notes:
See supporting "Key Metrics" notes on page 42

2Q 2018 Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	NAV Calculation [2] Projected NOI [1]	Cap Rate	Gross Asset Value (A)	Gross Per SF / Unit [10]	Property Debt (B)	Third Party Interests (C)	Discounting [13] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3] High	Low
Office Portfolio	MSF										
Hudson Waterfront (Jersey City, Hoboken)	4.884	$81.3	4.5%	$1,820	*$373*	($250)	$0	$0	$1,570	$1,799	$1,387
Class A Suburban (Metropark, Short Hills)	1.951	42.7	6.9%	623	*319*	(125)	0	0	498	547	456
Suburban	4.250	57.4	8.8%	654	*154*	0	0	0	654	693	618
Flex Parks	3.527	36.5	6.6%	549	*156*	0	0	0	549	594	511
Subtotal [4]	**14.612**	**$217.9**		**$3,646**	***$250***	**($375)**	**$0**	**$0**	**$3,271**	**$3,633**	**$2,972**
Non-Core [5]	0.842			75		0	0	0	75	75	75
Hotel and Other JV Interests [6]				208		(129)	(40)	0	39	39	39
Harborside Plaza 4				90		0	0	0	90	90	90
Wegman's & Retail [7]				56		0	0	0	56	56	56
Land [8]				39		0	0	0	39	39	39
Repositioning Properties [9]				116		0	0	0	116	116	116
Office - Asset Value	**15.454**			**$4,230**		**($504)**	**($40)**	**$0**	**$3,686**	**$4,048**	**$3,387**
Less: Office Unsecured Debt									(1,433)	(1,433)	(1,433)
Less: Market Management Fee [10]									(140)	(140)	(140)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV	**15.454**								**$2,060**	**$2,422**	**$1,761**
Residential Portfolio	Units										
Operating Properties - Wholly Owned	2,748	$51.7	4.8%	$1,066	*$388*	($569)	$0	($1)	$496	$554	$444
Operating Properties - JVs [11]	2,792	65.1	4.7%	1,379	*494*	(693)	(351)	(4)	331	366	296
Operating Properties - Subordinate JVs	542	15.6	4.8%	326	*601*	(138)	(152)	0	36	40	32
In-Construction Properties [12]	2,001	57.5	5.2%	1,110	*555*	(504)	(93)	(92)	421	458	377
Land [8]	10,668			553	*52*	0	(100)	0	453	476	430
Fee Income Business, Tax Credit, & Excess Cash				50		0	0	0	50	50	50
Residential - Asset Value [14]	**18,751**			**$4,484**		**($1,904)**	**($696)**	**($97)**	**$1,787**	**$1,944**	**$1,629**
Less: Rockpoint Interest									(232)	(244)	(220)
Total Residential NAV	**18,751**								**$1,555**	**$1,700**	**$1,409**
Total Mack-Cali NAV									**$3,615**	**$4,122**	**$3,170**
***Approximate NAV / Share (100.6MM shares)* [15]**									***$35.93***	***$40.97***	***$31.51***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

2Q 2018 Company Highlights 7

Net Asset Value Residential Breakdown $ in millions (Unaudited) 2Q2018 Company Highlights Top NAV (net equity) Contributors NAV by Market Operating Properties Hudson River Waterfront 61.8% t Boston Metro 20.9% New York Metro Washington, D.C. 1.6% Philadelphia Metro 5.8% 0.8% $189 171 115 97 66 $638 12% 11% 7% 6% 4% 41% Urby at Ha rbors ide Monaco Ports ide 7 & 5/6 at East Pier Alterra at Overlook Ridge Chase at Overlook Ridge Subtotal Current/Future Development Properties Plaza 8/9 (land) $113 7% Marriott Hotels at Port Imperial 94 6% RiverHouse 11 94 6% Urby Future Phases 83 5% Building 8/9 at Port Imperial 62 4% Subtotal $446 29% Top Contributing Assets $1,084 70% Gross Portfolio Value Stabilized Gross Asset Value $4,484 Less: Discount for CIP (97) Discounted Gross Asset Value $4,387 Less: Existing Debt (1,904) Less: 3rd Party Interests (696) Roseland Net Asset Value $1,787 MCRC Sha re $1,555 Rockpoint Share $232 2Q2018 Company Highlights See footnotes and “Information About Net Asset Value (NAV)” on pages 9 and 10. 2Q2018 Company Highlights

Notes: Net Asset Value
(Unaudited)

(1) Reflects 2018 cash net operating income with management fees added back for office portfolio.

(2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

(3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves and leasing and base building capital expenditures, including targeted Harborside renovations, estimated at approximately $75 million.

(4)

	Rentable Area (MSF)	Projected 2018 NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.884	$81.29	4.47%	$38.54	$45.05	92.00%	6.00%	7.00%	$1,820	$373
Class A Suburban	1.951	42.69	6.85%	36.83	38.90	92.50%	6.50%	8.00%	623	319
Suburban	4.250	57.40	8.78%	27.64	27.86	88.00%	8.00%	9.00%	654	154
Flex Parks	3.527	36.50	6.65%	18.46	19.67	94.00%	7.00%	8.00%	549	156
Subtotal	**14.612**	**$217.88**		**$30.29**	**$33.10**				**$3,646**	**$250**

The year one cap rate, applied to the projected 2018 cash net operating income, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations.

(5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties.

(6) Includes the Company's ownership interests in the Hyatt Regency Jersey City and three office joint venture properties.

(7) Wegman's $36 million asset value calculated using $1.6 million NOI capped at 4.5%. 24 Hour Fitness $20 million asset value calculated using $1 million NOI capped at 5%.

(8) The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel's value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines.

2Q 2018 9

Notes: Net Asset Value (Unaudited) (9) Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. (10) Represents an estimate of management fee cost based on 3.0% of revenues, as the NOI presented is before cost for managing the portfolio. Residential NOI calculations already account for management fee. (11) Joint venture investments are generally valued by: applying a capitalization rate to projected net operating income for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. (12) The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $55.9 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $307.6 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. (13) Represents discounted NOI for assets not yet stabilized and required capital to complete assets. (14) The residential valuation analysis totals to a Roseland NAV of $1,787,000,000, with the company’s share of this NAV of $1,555,000,000 (“MCRC Share”). This latter amount represents the company’s share of Roseland NAV, net of the $232,000,000 attributable to Rockpoint’s noncontrolling interest. (15) The increase in the approximate NAV per share of $0.11 from March 31, 2018 to June 30, 2018 is due primarily to the decrease in office unsecured debt of $8 million and the start of construction at Building 8/9 at Port Imperial. Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. 2Q2018 Company Highlights

Balance Sheet

$ in thousands
(unaudited)

	2Q 2018				4Q 2017
	Office/Corp.	Roseland	Elim./Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$277,854	$138,797	-	$416,651	$414,502
Buildings and improvements	2,455,580	917,970	-	3,373,550	3,419,151
Tenant improvements	327,255	476	-	327,731	330,686
Furniture, fixtures and equipment	4,951	32,042	-	36,993	30,247
Land and improvements held for development	212,010	286,691	-	498,701	483,432
Development and construction in progress	86,150	419,967	-	506,117	535,971
	3,363,800	1,795,943	-	5,159,743	5,102,844
Less – accumulated depreciation and amortization	(1,003,449)	(68,580)	-	(1,072,029)	(1,087,083)
	2,360,351	1,727,363	-	4,087,714	4,015,761
Rental property held for sale, net	53,785	2,634	-	56,419	171,578
Net Investment in Rental Property [1]	2,414,136	1,729,997	-	4,144,133	4,187,339
Cash and cash equivalents	10,338	19,326	-	29,664	28,180
Restricted cash	15,728	6,393	-	22,121	39,792
Investments in unconsolidated joint ventures	15,408	232,199	-	247,607	252,626
Unbilled rents receivable, net	97,215	1,037	-	98,252	100,842
Deferred charges, goodwill and other assets, net [2]	264,978	45,140	-	310,118	342,320
Accounts receivable, net of allowance for doubtful accounts of $329 and $1,138	4,002	2,387	-	6,389	6,786
Total Assets	**$2,821,805**	**$2,036,479**	**$0**	**$4,858,284**	**$4,957,885**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$569,730	-	-	$569,730	$569,145
Unsecured revolving credit facility and term loans	856,188	-	-	856,188	822,288
Mortgages, loans payable and other obligations, net	371,833	848,686	-	1,220,519	1,418,135
Dividends and distributions payable	21,407	-	-	21,407	21,158
Accounts payable, accrued expenses and other liabilities [2]	117,862	63,079	-	180,941	192,716
Rents received in advance and security deposits	34,811	4,639	-	39,450	43,993
Accrued interest payable	6,290	2,228	-	8,518	9,519
Total Liabilities	**1,978,121**	**918,632**	-	**2,896,753**	**3,076,954**
Commitments and contingencies	-	-	-	-	-
Redeemable noncontrolling interests	52,324	231,891	-	284,215	212,208
Total Stockholders'/Members Equity	**620,147**	**867,100**	-	**1,487,247**	**1,476,295**
Noncontrolling interests in subsidiaries:					
Operating Partnership	169,110	-	-	169,110	171,395
Consolidated joint ventures	2,103	18,856	-	20,959	21,033
Total Noncontrolling Interests in Subsidiaries	**171,213**	**18,856**	-	**190,069**	**192,428**
Total Equity	**791,360**	**885,956**	-	**1,677,316**	**1,668,723**
Total Liabilities and Equity	**$2,821,805**	**$2,036,479**	**$0**	**$4,858,284**	**$4,957,885**

Notes: See "Balance Sheet Detail" on page 42 for more information.

2Q 2018 Company Highlights 11

Income Statement Quarterly Comparison $ in thousands, except per share amounts (unaudited) Office/ Corp. 2Q 2018 Roseland Total 1Q2018 4Q2017 3Q2017 2Q2017 REVENUES Base rents $86,452 $17,132 $103,584 $112,902 $118,419 $128,643 $133,017 Escalation and recoveries from tenants 9,606 695 10,301 12,791 11,312 16,385 15,951 Real estate services 104 3,970 4,074 4,661 5,149 5,748 5,767 Parking income 3,451 2,306 5,757 5,327 5,223 5,766 5,052 Other income 2,196 677 2,873 3,286 3,426 3,476 2,979 Total revenues $101,809 $24,780 $126,589 $138,967 $143,529 $160,018 $162,766 EXPENSES Real estate taxes $14,727 $3,239 $17,966 $18,361 $17,755 $21,300 $21,217 Utilities 6,413 1,142 7,555 12,504 9,347 11,480 10,357 Operating services 18,472 4,467 22,939 25,618 26,884 26,312 27,092 Real estate service expenses 68 4,292 4,360 4,936 5,018 6,207 5,899 General and administrative 10,401 3,054 13,455 16,085 13,726 13,140 12,491 Depreciation and amortization 34,132 7,281 41,413 41,297 47,401 52,375 57,762 Total expenses $84,213 $23,475 $107,688 $118,801 $120,131 $130,814 $134,818 Operating Income $17,596 $1,305 $18,901 $20,166 $23,398 $29,204 $27,948 OTHER (EXPENSE) INCOME Interest expense ($16,331) ($2,668) ($18,999) ($20,075) ($22,490) ($25,634) ($24,943) Interest and other investment income (loss) 638 3 641 1,128 1,408 762 122 Equity in earnings (loss) of unconsolidated joint ventures 909 (961) (52) 1,572 (1,199) (1,533) (3,298) Realized gains (losses) and unrealized losses on disposition 1,010 1,010 58,186 4,476 31,336 (38,954) Gain on sale of investment in unconsolidated joint venture - - 10,568 - Gain (loss) from early extinguishment of debt, net (10,289) 182 Total other income (expense) $13,774 ($3,626) $17,400 $30,522 ($17,987) $15,499 ($67,073 Net income (loss) $3,822 ($2,321) $1,501 $50,688 $5,411 $44,703 ($39,125) Noncontrolling interest in consolidated joint ventures $0 $95 $95 $30 $153 $447 $181 Noncontrolling interest in Operating Partnership 142 142 (4,883) (299) (4,413) 4,296 Redeemable noncontrolling interest 455 (2,534) 2,989 2 799 (2.683) (2.683) (2.682) Net income (loss) available to common shareholders 3 509 ($4,760) 1 251 543.036 52.582 $38,054 ($37,330) Basic earnings per common share: Net income (loss) available to common shareholders ($0.05) $0.45 ($0.01) $0.39 ($0.44) Diluted earnings per common share: Net income (loss) available to common shareholders ($0.05) $0.45 ($0.01) $0.39 ($0.44) Basic weighted average shares outstanding 90,330 90,263 90,029 90,023 90,011 Diluted weighted average shares outstanding 100,598 100,604 100,468 100,727 100,370 2Q2018 Company Highlights

FFO, Core FFO & AFFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
Net income (loss) available to common shareholders	($1,251)	$43,036	$2,582	$38,054	($37,330)
Add (deduct): Noncontrolling interest in Operating Partnership	(142)	4,883	299	4,413	(4,296)
Real estate-related depreciation and amortization on continuing operations [1]	45,781	45,602	51,619	57,231	63,156
Gain on sale of investment in unconsolidated joint venture	-	-	-	(10,568)	-
Realized gains and unrealized losses on disposition of rental property, net	(1,010)	(58,186)	(4,476)	(31,336)	38,954
Funds from operations [2]	$43,378	$35,335	$50,024	$57,794	$60,484
Add/Deduct:					
Loss from extinguishment of debt, net	-	$10,289	$182	-	-
Severance/separation costs on management restructuring	1,795	5,052	-	-	-
Core FFO	$45,173	$50,676	$50,206	$57,794	$60,484
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	$249	($2,742)	($3,685)	($6,360)	($3,240)
Amortization of market lease intangibles, net [4]	(1,313)	(2,130)	(2,234)	(2,254)	(2,187)
Amortization of lease inducements	258	294	444	535	446
Amortization of stock compensation	783	2,657	2,303	2,291	2,167
Non real estate depreciation and amortization	536	511	511	505	349
Amortization of debt discount/(premium) and mark-to-market, net	(237)	(237)	(201)	(164)	(163)
Amortization of deferred financing costs	1,145	1,096	1,150	1,184	1,175
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(723)	(1,666)	(2,842)	(1,664)	(3,303)
Tenant improvements and leasing commissions [5]	(17,939)	(4,468)	(4,791)	(5,110)	(8,150)
Tenant improvements and leasing commissions on space vacant for more than one year	(6,851)	(7,695)	(2,761)	(6,667)	(4,956)
Adjusted FFO [2]	$21,081	$36,296	$38,100	$40,090	$42,622
Core FFO (calculated above)	$45,173	$50,676	$50,206	$57,794	$60,484
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	$52	($1,572)	$1,199	$1,533	$3,298
Equity in earnings share of depreciation and amortization	(4,903)	(4,815)	(4,729)	(5,260)	(5,844)
Add-back:					
Interest expense	18,999	20,075	22,490	25,634	24,943
Recurring JV distributions [6]	4,585	6,690	2,862	4,057	2,479
Income (loss) in non-controlling interest in consolidated joint ventures	(95)	(30)	(153)	(447)	(181)
Redeemable noncontrolling interest	2,989	2,799	2,683	2,683	2,682
Income tax expense	144	-	-	-	-
Adjusted EBITDA	$66,944	$73,823	$74,558	$85,994	$87,861
Net debt at period end [7]	$2,616,772	$2,589,903	$2,781,388	$2,750,397	$2,928,500
Net debt to Adjusted EBITDA	9.7x	8.8x [9]	9.3x	8.0x	8.3x
Diluted weighted average shares/units outstanding [8]	100,598	100,604	100,468	100,727	100,370
Funds from operations per share-diluted	$0.43	$0.35	$0.50	$0.57	$0.60
Core Funds from Operations per share/unit-diluted	$0.45	$0.50	$0.50	$0.57	$0.60
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Notes: See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

2Q 2018 Company Highlights 13

 EBITDAre Quarterly Comparison $ in thousands 1Q2018 4Q2017 3Q2017 2Q2017 $43,036 $2,582 $38,054 ($37,330) 4,883 299 4,413 (4,296) (30) (153) (447) (181) 2,799 2,683 2,683 2,682 20,075 22,490 25,634 24,943 30 - 113 88 41,297 47,401 52,375 57,762 (58,186) (4,476) (31,336) 38,954 - (10,568) - (1,572) 1,199 1,533 3,298 11,059 9,962 8,563 6,035 563.391 581.987 591.017 591.955 10,289 5,052 578.732 581.987 591.017 591.955 EBITDAre 571.292 Add: Loss from extinguishment of debt, net Severance/Separation costs on management restructuring 1,795 Adjusted EBITDAre 573.087 Net Income available to common shareholders ($1,251) Add: Noncontrolling interest in Operating Partnership (142) Noncontrolling interest in consolidated joint ventures (95) Redeemable noncontrolling interest 2,989 Interest expense 18,999 Income tax expense 144 Depreciation and amortization 41,413 Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net (1,010) (Gain)/loss on sale of investment in unconsolidated joint ventures Equity in (earnings) loss of unconsolidated joint ventures 52 Add: Company’s share of property NOI’s in unconsolidated joint ventures 10,193 2Q2018 (unaudited) 2Q2018 Company Highlights

Noncontrolling interest in consolidated joint ventures Noncontrolling interest in Operating Partnership Redeemable noncontrolling interest $ in thousands YTD 2018 YTD 2017 $216,486 $254,272 23,092 31,070 8,735 12,232 11,084 9,281 6,159 5,798 $265,556 $312,653 $36,327 $42,309 20,059 21,771 48,557 54,183 9,296 12,169 29,540 24,083 82,710 105,393 $226,489 $259,908 $39,067 $52,745 ($39,074) ($45,264) 1,769 596 1,520 (3,349) 59,196 (33,448) - 12,563 (10,289) (239) $13,122 ($69,141) $52,189 ($16,396) Income Statement Year-over-Year Comparison REVENUES Base rents Escalation and recoveries from tenants Real estate services Parking income Other income Total revenues EXPENSES Real estate taxes Utilities Operating services Real estate service expenses General and administrative Depreciation and amortization Total expenses Operating Income OTHER (EXPENSE) INCOME Interest expense Interest and other investment income (loss) Equity in earnings (loss) of unconsolidated joint ventures Realized gains (losses) a nd unrealized losses on disposition Gain on sale of investment in unconsolidated joint venture Gain (loss)from early extinguishment of debt, net Total other income (expense) Net income (loss) $125 (4,741) (5,788) $418 2,001 (3,474) Net income (loss) available to common shareholders 541.785 (517.451) Basic earnings per common share: Net income (loss) availa ble to common shareholders $0.39 ($0.33) Diluted earnings per common share: Net income (loss) availa ble to common shareholders $0.39 ($0.33) Basic weighted average shares outstanding 90,297 89,983 Diluted weighted average shares outstanding 100,598 100,354 2Q2018 Company Highlights

FFO, Core FFO & AFFO Year-over-Year Comparison $ in thousands except per share amounts and ratios (unaudited) YTD 2018 YTD 2017 Net income available to common shareholders $41,785 ($17,451) Add (deduct): Noncontrolling interest in Operating Partnership 4,741 (2,001) Real estate-related depreciation and amortization on continuing operations (1) 91,383 114,913 Gain on sale of investment in unconsolidated joint venture (12,563) Realized gains and unrealized losses on disposition of rental property, net 59 196 33,448 Funds from operations (2) $78,713 $116,346 Add Deduct: Loss from extinguishment of debt, net $10,289 $239 Severance/separation costs on management restructuring 6,847 Core FFO $95,849 $116,585 Add (Deduct) Non-Cash Items: Straight-line rent a di ustments (3) ($2,493) ($6,253) Amortization of market lease intangibles, net (4) (3,443) (3,764) Amortization of lease inducements 552 - Amortization of stock compensation 3,440 3,335 Non real estate depreciation and amortization 1,047 726 Amortization of debt discount/(premium) and mark-to-market, net (474) 78 Amortization of deferred financing costs 2,241 2,278 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (2,389) (8,272) Tenant improvements and leasing commissions (5) (22,407) (12,115) Tenant improvements and leasing commissions on space vacant for more than one year 14 546 (12,116) Adjusted FFO (2) $57,377 $80,482 Core FFO (calculated above) $95,849 $116,585 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net ($1,520) $3,349 Equity in earnings share of depreciation and amortization (9,718) (10,347) Add-back: Interest expense 39,074 45,264 RecurringJV distributions (6) 11,275 5,721 Income (loss) in non-controlling interest in consolidated joint ventures (125) (418) Redeemable noncontrolling interest 5,788 3,474 Income tax expense 144 - Adjusted EBITDA $140,767 $163,628 Net debt at period end (7) $5,206,675 $2,928,500 Net debt to Adjusted EBITDA 9.8x 8.9x Diluted weighted average shares/units outstanding (8) 100,598 100,354 Funds from operations per share-diluted $0.78 $1.16 Core Funds from Operations per share/unit-diluted $0.95 $1.16 Dividends declared per common share $0.40 $0.35 Notes: See footnotes and “Information About FFO, Core FFO, & AFFO” on page 17. 2Q2018 Company Highlights

FFO, Core FFO & AFFO (Notes) 17 2Q 2018 Company Highlights Notes Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $4,903 and $5,742 for the three months ended June 30, 2018 and 2017, respectively, and $9,718 and $10,245 for the six months ended June 30, 2018 and 2017, respectively. Excludes non-real estate-related depreciation and amortization of $535 and $349 for the three months ended June 30, 2018 and 2017, respectively, and $1,046 and $726 for the six months ended June 30, 2018 and 2017, respectively. Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. Includes free rent of $2,099 and $6,473 for the three months ended June 30, 2018 and 2017, respectively, and $8,474 and $13,126 for the six months ended June 30, 2018 and 2017, respectively. Also includes the Company's share from unconsolidated joint ventures of ($256) and $307 for the three months ended June 30, 2018 and 2017, respectively, and ($694) and $295 for the six months ended June 30, 2018 and 2017, respectively. Includes the Company's share from unconsolidated joint ventures of $27 and $80 for the three months ended June 30, 2018 and 2017, respectively, and $107 and $175 for the six months ended June 30, 2018 and 2017, respectively. Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. 1Q 2018 and YTD 2018 Includes $2.6 million of the Company’s share of its first annual sale of an economic tax credit certificate associated with the Urby joint venture from the State of New Jersey to a third party. Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents, all at period end. Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (10,213 and 10,359 shares for the three months ended June 30, 2018 and 2017, respectively, and 10,227 and 10,371 shares for the six months ended June 30, 2018 and 2017, respectively). Equals Net Debt at period end divided by Adjusted EBITDA (for quarter periods, Adjusted EBITDA annualized multiplying quarter amounts by 4). Without annualizing the proceeds from the Urby tax credit, the 1Q 2018 net debt to EBITDA ratio is 9.0x. Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About FFO, Core FFO and AFFO EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Information About EBITDAre

Same Store Performance

$ in thousands

Office Same Store

	For the Three Months Ended				For the Six Months Ended			
	2Q 2018	2Q 2017	Change	% Change	2Q 2018	2Q 2017	Change	% Change
Total Property Revenues	$100,871	$109,918	($9,047)	(8.2%)	$187,364	$198,156	($10,792)	(5.4%)
Real Estate Taxes	$14,754	$14,789	($35)	(0.2%)	$27,994	$28,018	($24)	(0.1%)
Utilities	6,158	7,418	(1,260)	(17.0%)	15,395	14,323	1,072	7.5%
Operating Services	17,871	18,062	(191)	(1.1%)	34,118	34,365	(247)	(0.7%)
Total Property Expenses	$38,783	$40,269	($1,486)	(3.7%)	$77,507	$76,706	$801	1.0%
GAAP Net Operating Income	**$62,088**	**$69,649**	**($7,561)**	**(10.9%)**	**$109,857**	**$121,450**	**($11,593)**	**(9.5%)**
Less: straight-lining of rents adj. and FAS 141	$1,135	$5,006	($3,871)	(77.3%)	$6,051	$7,997	($1,946)	(24.3%)
Net Operating Income	$60,953	$64,643	($3,690)	(5.7%)	$103,806	$113,453	($9,647)	(8.5%)
Total Properties	111	111	-	-	105	105	-	-
Total Square Footage	15,310,383	15,310,383	-	-	14,236,337	14,236,337	-	-
% Leased	82.2%	89.5%	-	(8.2%)	81.9%	89.8%	-	(8.8%)

Residential Same Store (1)

	For the Three Months Ended				For the Six Months Ended			
	2Q 2018	2Q 2017	Change	% Change	2Q 2018	2Q 2017	Change	% Change
Total Property Revenues	$16,278	$16,516	($238)	(1.4%)	$32,904	$32,834	$70	0.2%
Real Estate Taxes	$2,056	$2,055	$1	0.0%	$4,026	$4,092	($66)	(1.6%)
Operating Expenses	4,112	4,224	(112)	(2.7%)	8,304	8,076	228	2.8%
Total Property Expenses	6,168	6,279	(111)	(1.8%)	12,330	12,168	162	1.3%
GAAP Net Operating Income	**$10,110**	**$10,237**	**($127)**	**(1.2%)**	**$20,574**	**$20,666**	**($92)**	**(0.4%)**
Total Units (2)	3,156	3,156	-	-	3,156	3,156	-	-
% Leased	97.5%	97.9%		(0.4%)	97.5%	97.9%		(0.4%)

Notes:
Total property revenues represent the sum of: base rents, escalations and recoveries from tenants, parking income and other income. GAAP NOI represents total property revenues less total operating expenses (which excludes real estate services expenses; general and administrative, acquisition related costs and interest expense.)
See supporting "Same Store Performance" notes on page 42

2Q 2018 Company Highlights 18

Debt Summary & Maturity Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations [1]	$1,250,000	46.98%	3.70%	2.54
Fixed Rate Secured Debt	916,027	34.43%	3.62%	6.66
Subtotal: Fixed Rate Debt	**$2,166,027**	**81.41%**	**3.67%**	**4.28**
Variable Rate Debt				
Variable Rate Secured Debt	$311,490	11.71%	4.88%	1.23
Variable Rate Unsecured Debt [2]	183,000	6.88%	3.39%	2.57
Subtotal: Variable Rate Debt	**$494,490**	**18.59%**	**4.33%**	**1.73**
Totals/Weighted Average	**$2,660,517**	**100.00%**	**3.79%** [3]	**3.81**
Adjustment for Unamortized Debt Discount	(3,171)			
Unamortized Deferred Financing Costs	(10,909)			
Total Consolidated Debt, net	**$2,646,437**			
Unconsolidated Secured Debt				
CLI Share	$398,016	43.28%	4.04%	7.08
Partners' Share	521,574	56.72%	4.04%	7.08
Total Unconsolidated Secured Debt	**$919,590**	**100.00%**	**4.04%**	**7.08**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
2018	$0	$700	700	3.85%
2019	660,324	532	660,856	4.03%
2020	325,000	2,903	327,903	3.46%
2021	351,800	3,227	355,027	3.30%
2022	300,000	3,284	303,284	4.60%
2023	333,998	3,412	337,410	3.53%
Thereafter	663,929	7,230	671,159	3.73%
Subtotal	**$2,635,051**	**$21,288**	**2,656,339**	**3.79%**
Adjustment for unamortized debt discount/premium	-	(3,171)	(3,171)	
Unamortized mark-to-market	-	4,178	4,178	
Unamortized deferred financing costs	-	(10,909)	(10,909)	
Totals/Weighted Average	**$2,635,051**	**$11,386**	**$2,646,437**	**3.79%** [3]

Notes:

See supporting "Debt Summary & Maturity Schedule" notes on page 42

2Q 2018 Company Highlights 19

Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	June 30, 2018	December 31, 2017	Date of Maturity
OFFICE PORTFOLIO					
Secured Debt					
23 Main Street	Berkadia CMBS	5.59%	-	27,090	
Harborside Plaza 5	Northwestern Mutual Life	6.84%	-	209,257	
One River Center	Guardian Life Ins. Co.	7.31%	-	40,485	
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
Principal balance outstanding			374,500	651,332	
Unamortized deferred financing costs			(2,667)	(2,941)	
Total Secured Debt - Office Portfolio			**$371,833**	**$648,391**	
Senior Unsecured Notes: [2][3]					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(3,171)	(3,505)	
Unamortized deferred financing costs			(2,099)	(2,350)	
Total Senior Unsecured Notes, net:			**$569,730**	**$569,145**	
Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	$350,000	$350,000	01/07/19 [4]
2017 Unsecured Term Loan	13 Lenders	3.46%	325,000	325,000	01/25/20 [4]
Revolving Credit Facilities	13 Lenders	LIBOR +1.30%	183,000	150,000	01/25/21
Unamortized deferred financing costs			(1,812)	(2,712)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$856,188**	**$822,288**	
Total Debt - Office Portfolio			**$1,797,751**	**$2,039,824**	
RESIDENTIAL PORTFOLIO					
Secured Construction Loans					
Port Imperial 4/5 Hotel	Fifth Third Bank & Santander	LIBOR+4.50%	$65,598	$43,674	10/06/19
250 Johnson	M&T Bank	LIBOR+2.35%	39,918	32,491	05/20/19
Portside 5/6	Citizens Bank	LIBOR+2.50%	67,088	45,778	09/29/19
Port Imperial South 11	JPMorgan Chase	LIBOR+2.35%	60,107	46,113	11/24/19
Worcester	Citizens Bank	LIBOR+2.50%	52,913	37,821	12/10/19
Total Secured Construction Debt			**$285,624**	**$205,877**	
Secured Permanent Loans					
Park Square	Wells Fargo Bank N.A.	LIBOR+1.87%	$25,867	$26,567	04/10/19
Monaco	The Northwestern Mutual Life	3.15%	169,178	169,987	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	4,000	4,000	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Alterra I & II	Capital One/FreddieMac	3.85%	100,000	100,000	02/01/24
The Chase at Overlook Ridge (Combined)	New York Community Bank	3.74%	135,750	135,750	01/01/25
150 Main Street	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			567,393	568,902	
Unamortized deferred financing costs			(4,331)	(5,035)	
Total Secured Permanent Debt			**$563,062**	**$563,867**	
Total Debt - Residential Portfolio			**$848,686**	**$769,744**	
Total Debt:			**$2,646,437**	**$2,809,568**	

Notes:
See supporting "Debt Profile" notes on page 42

2Q 2018 Company Highlights 20

2018/2019 Debt Maturities

$ in thousands

	Type	Balance at 2Q 2018	Maximum Loan Balance	Date of Maturity	Extension Option/ Prepayment	LTV [1]
Secured Debt						
Consolidated Debt						
Residential						
Park Square	Permanent Loan	$25,867	N/A	4/10/2019	-	69.89%
Signature Place	Construction Loan	39,918	42,000	5/20/2019	One 1-year option	53.97%
Portside 5/6	Construction Loan	67,088	73,000	9/29/2019	Two 1-year options	45.85%
Marriott Hotels at Port Imperial	Construction Loan	65,598	94,000	10/6/2019	Two 1-year options	45.04%
RiverHouse 11	Construction Loan	60,107	78,000	11/24/2019	Two 1-year options	43.87%
145 Front at City Square	Construction Loan	52,913	58,000	12/10/2019	Two 1-year options	50.05%
Total Consolidated Residential		$311,491				49.05%
Total Consolidated Secured		**$311,491**				**49.05%**
Unconsolidated Debt						
Residential						
Shops at 40 Park	Permanent Loan	$6,103	-	8/13/2018	-	40.97%
M2	Construction Loan	74,690	-	3/30/2019	Exercised second of four 3-month extension options	38.26%
Total Unconsolidated Residential		$80,793				38.47%
Office						
Red Bank Corporate Plaza	Permanent Loan	$13,626	-	8/15/2018	-	58.41%
Total Unconsolidated Office		$13,626				58.41%
Total Unconsolidated Secured		**$94,419**				**41.34%**
Total Secured Debt		**$405,910**				**47.25%**
Unsecured Debt						
2016 Unsecured Term Loan		$350,000	-	1/7/2019	Two 1-year options	-
Total Unsecured		**$350,000**				-

Notes:
(1) Construction loan LTVs are calculated using the respective maximum loan balance.

2Q 2018 Company Highlights 21

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	2Q 2018 GAAP NOI*	Total Debt	NOI After Debt Service	CLI Share of GAAP NOI	CLI Share of Debt	CLI NOI After Debt Service	CLI 2Q 2018 FFO
Operating Properties										
Residential										
Marbella	412	97.3%	24.3%	$2,411	$95,000	$1,558	$585	$23,057	$378	$369
M2	311	97.1%	24.3%	2,104	74,690	1,294	510	18,127	314	316
Metropolitan & Shops at 40 Park	130	96.9%	12.5%	969	42,533	618	121	5,317	77	9
Metropolitan Lofts	59	49.2%	25.0%	(81)	13,105	(223)	(20)	3,276	(56)	(44)
RiverTrace at Port Imperial	316	99.1%	22.5%	1,806	82,000	1,148	406	18,450	258	255
Crystal House	825	96.5%	25.0%	2,758	164,464	1,455	690	41,116	364	351
Riverpark at Harrison	141	94.3%	45.0%	361	30,000	84	162	13,500	38	32
Station House	378	96.8%	50.0%	1,897	99,296	700	949	49,648	350	331
Urby	762	99.3%	85.0%	4,016	191,732	1,525	3,414	162,972	1,296	1,234
Subtotal - Residential	**3,334**	**96.7%**	**41.5%**	**$16,241**	**$792,820**	**$8,159**	**$6,817**	**$335,463**	**$3,019**	**$2,853**
Office										
Red Bank Corporate Plaza	92,878	64.5%	50.0%	261	13,626	88	131	6,813	44	40
12 Vreeland	139,750	100.0%	50.0%	143	8,705	81	72	4,353	41	39
Offices at Crystal Lake	106,345	93.2%	31.3%	273	4,439	220	84	1,387	69	62
Subtotal - Office	**338,973**	**88.1%**	**44.1%**	**$677**	**$26,770**	**$389**	**$287**	**$12,553**	**$154**	**$141**
Retail/Hotel										
Riverwalk Retail	30,745	58.0%	20.0%	144	-	144	29	-	29	3
Hyatt Regency Jersey City	351	86.4%	50.0%	4,380	100,000	3,463	2,190	50,000	1,732	1,695
Subtotal - Retail/Hotel		**85.5%**	**49.0%**	**$4,524**	**$100,000**	**$3,607**	**$2,219**	**$50,000**	**$1,761**	**$1,698**
Total Operating			**43.2%**	**$21,442**	**$919,590**	**$12,155**	**$9,323**	**$398,016**	**$4,934**	**$4,692**
Other Unconsolidated JVs			50.0%	$1,739	-	-	$870	-	-	$242
Total Unconsolidated JVs [2]			**43.7%**	**$23,181**	**$919,590**	**$12,155**	**$10,193**	**$398,016**	**$4,934**	**$4,934**

Notes:

* Variances from residential NOIs reported on page 37 result from inclusion of straight-lining.

See supporting "Unconsolidated Joint Ventures" notes on page 42

2Q 2018 Company Highlights 22

Transaction Activity M2 In 2Q 2018, the Company entered into an agreement to acquire Prudential’s membership interest in Marbella, thereby converting its subordinate interest into a controlling interest for approximately $65.5 million, or approximately $37.5 million net of refinancing proceeds. The acquisition will be capitalized with funding from a $131 million refinancing commitment and Rockpoint capital. Upon closing, which we forecast no later than August 11, the Company will have consolidated its last significant subordinate interest and achieved its goal of portfolio simplification. Marbella Company Highlights 2Q 2018 23

Office Portfolio 2Q 2018 24

Property Listing

Waterfront

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
101 Hudson	Jersey City, NJ	1,246,283	946,984	76.0%	$36.62
Harborside 1	Jersey City, NJ	399,578	197,276	49.4%	47.46
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,129,582	76.0%	37.73
Harborside 4a	Jersey City, NJ	207,670	198,644	95.7%	35.89
Harborside 5	Jersey City, NJ	977,225	687,826	70.4%	40.72
111 River Street	Hoboken, NJ	566,215	400,948	70.8%	38.61
Total Waterfront		**4,884,193**	**3,561,260**	**72.9%**	**$38.54**

Class A Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
1 Bridge Plaza	Fort Lee, NJ	200,000	158,867	79.4%	$29.10
2115 Linwood Avenue	Fort Lee, NJ	68,000	58,562	86.1%	25.16
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	32.49
581 Main Street	Woodbridge, NJ	200,000	199,379	99.7%	31.92
333 Thornall Street	Edison, NJ	196,128	195,729	99.8%	35.09
343 Thornall Street	Edison, NJ	195,709	190,790	97.5%	33.55
150 JFK Parkway	Short Hills, NJ	247,476	209,848	84.8%	35.52
51 JFK Parkway	Short Hills, NJ	260,741	251,069	96.3%	51.85
101 JFK Parkway	Short Hills, NJ	197,196	194,111	98.4%	40.86
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	42.46
Total Class A Suburban		**1,951,091**	**1,844,196**	**94.5%**	**$36.83**

Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
1 Giralda Farms	Madison, NJ	154,417	149,745	97.0%	$40.04
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	35.91
4 Gatehall Drive	Parsippany, NJ	248,480	193,974	78.1%	27.13
9 Campus Drive	Parsippany, NJ	156,495	131,701	84.2%	20.90
325 Columbia Turnpike	Florham Park, NJ	168,144	167,044	99.3%	26.53
200 Schultz Drive	Red Bank, NJ	102,018	73,867	72.4%	26.97
201 Littleton Road	Morris Plains, NJ	88,369	38,572	43.6%	20.39
3600 Route 66	Neptune, NJ	180,000	180,000	100.0%	25.10
4 Campus Drive	Parsippany, NJ	147,475	127,733	86.6%	24.21
6 Campus Drive	Parsippany, NJ	148,291	125,560	84.7%	26.21
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	32.72
3 Sylvan Way	Parsippany, NJ	147,241	82,036	55.7%	30.27
5 Sylvan Way	Parsippany, NJ	151,383	142,588	94.2%	29.61
7 Sylvan Way	Parsippany, NJ	145,983	103,289	70.8%	28.70
7 Campus Drive	Parsippany, NJ	154,395	132,624	85.9%	25.99
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	40.85
8 Campus Drive	Parsippany, NJ	215,265	168,350	78.2%	30.52
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.84
600 Horizon Drive [3]	Hamilton, NJ	95,000	95,000	100.0%	24.23
100 Overlook Center	Princeton, NJ	149,600	75,226	50.3%	32.35
5 Vaughn Drive	Princeton, NJ	98,500	43,310	44.0%	29.91
1 River Center 1	Middletown, NJ	122,594	119,622	97.6%	27.96
1 River Center 2	Middletown, NJ	120,360	120,360	100.0%	26.82
1 River Center 3 & 4	Middletown, NJ	214,518	119,092	55.5%	28.15
23 Main Street [3]	Holmdel, NJ	350,000	350,000	100.0%	17.51
5 Wood Hollow Road	Parsippany, NJ	317,040	317,040	100.0%	25.73
Total Suburban		**4,250,607**	**3,509,615**	**82.6%**	**$27.64**
Total Core Office Portfolio		**11,085,891**	**8,915,071**	**80.4%**	**$33.90**
Flex Park Portfolio		3,526,612	3,249,365	92.1%	$18.46
Total Core Portfolio [1]		**14,612,503**	**12,164,436**	**83.2%**	**$29.77**

Notes:

See supporting "Property Listing" notes on page 42

2Q 2018 Office Portfolio 25

2018 Expirations by Building

Asking rents on vacant space are on average 4.5% higher than expiring rents

Waterfront

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	10,141	0.8%	$40.33	$46.00
Harborside 1	Jersey City, NJ	399,578	0	0.0%	0.00	43.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	6,698	0.5%	42.49	41.00
Harborside 4a	Jersey City, NJ	207,670	0	0.0%	0.00	43.00
Harborside 5	Jersey City, NJ	977,225	118,618	12.1%	47.77	49.00
111 River Street	Hoboken, NJ	566,215	9,500	1.7%	37.50	49.00
Total Waterfront		**4,884,193**	**144,957**	**3.0%**	**$46.33**	**$48.42**
Waterfront Vacancies		1,322,933	27.1%			

Class A Suburban

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	4,790	2.4%	$29.37	$30.00
2115 Linwood Avenue	Fort Lee, NJ	68,000	8,852	13.0%	26.58	26.50
101 Wood Avenue S	Iselin, NJ	262,841	0	0.0%	0.00	35.00
581 Main Street	Woodbridge, NJ	200,000	0	0.0%	0.00	35.00
333 Thornall Street	Edison, NJ	196,128	10,335	5.3%	34.93	35.00
343 Thornall Street	Edison, NJ	195,709	7,713	3.9%	30.00	35.00
150 JFK Parkway	Short Hills, NJ	247,476	0	0.0%	0.00	42.00
51 JFK Parkway	Short Hills, NJ	260,741	0	0.0%	0.00	55.00
101 JFK Parkway	Short Hills, NJ	197,196	0	0.0%	0.00	42.00
103 JFK Parkway	Short Hills, NJ	123,000	0	0.0%	0.00	42.00
Total Class A Suburban		**1,951,091**	**31,690**	**1.6%**	**$30.56**	**$31.87**
Class A Vacancies		106,895	5.5%			

Expiring SF by Quarter

	3Q 2018	4Q 2018	Remaining 2018
Waterfront	113,714	31,243	144,957
Class A Suburban	7,034	24,656	31,690
Suburban	21,398	115,040	136,438
Flex Parks	15,290	33,904	49,194
Total Core Portfolio	**157,436**	**204,843**	**362,279**

Suburban

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
1 Giralda Farms	Madison, NJ	154,417	0	0.0%	0.00	$34.00
7 Giralda Farms	Madison, NJ	236,674	0	0.0%	0.00	34.00
4 Gatehall Drive	Parsippany, NJ	248,480	14,257	5.7%	$27.61	28.00
9 Campus Drive	Parsippany, NJ	156,495	5,071	3.2%	15.86	25.50
325 Columbia Turnpike	Florham Park, NJ	168,144	2,820	1.7%	26.92	29.50
200 Schultz Drive	Red Bank, NJ	102,018	14,604	14.3%	29.42	29.50
201 Littleton Road	Morris Plains, NJ	88,369	5,452	6.2%	20.45	20.00
3600 Route 66	Neptune, NJ	180,000	0	0.0%	0.00	24.00
4 Campus Drive	Parsippany, NJ	147,475	5,390	3.7%	25.78	25.50
6 Campus Drive	Parsippany, NJ	148,291	5,988	4.0%	25.57	25.50
1 Sylvan Way	Parsippany, NJ	150,557	0	0.0%	0.00	32.00
3 Sylvan Way	Parsippany, NJ	147,241	0	0.0%	0.00	32.00
5 Sylvan Way	Parsippany, NJ	151,383	10,044	6.6%	32.05	32.00
7 Sylvan Way	Parsippany, NJ	145,983	0	0.0%	0.00	32.00
7 Campus Drive	Parsippany, NJ	154,395	800	0.5%	22.97	25.50
2 Hilton Court	Parsippany, NJ	181,592	0	0.0%	0.00	28.00
8 Campus Drive	Parsippany, NJ	215,265	12,784	5.9%	33.25	32.00
2 Dryden Way	Parsippany, NJ	6,216	0	0.0%	0.00	14.00
600 Horizon Drive	Hamilton, NJ	95,000	0	0.0%	0.00	25.24
100 Overlook Center	Princeton, NJ	149,600	0	0.0%	0.00	29.00
5 Vaughn Drive	Princeton, NJ	98,500	0	0.0%	0.00	31.00
1 River Center 1	Red Bank, NJ	122,594	0	0.0%	0.00	29.50
1 River Center 2	Red Bank, NJ	120,360	0	0.0%	0.00	29.50
1 River Center 3 & 4	Red Bank, NJ	214,518	59,228	27.6%	28.59	29.50
23 Main Street	Holmdel, NJ	350,000	0	0.0%	0.00	17.41
5 Wood Hollow Road	Parsippany, NJ	317,040	0	0.0%	0.00	25.50
Total Suburban		**4,250,607**	**136,438**	**3.2%**	**$28.16**	**$28.88**
Suburban Vacancies		740,992	17.4%			

	Total SF	SF	% Total	In-Place Rent	Current Asking Rent
Total Core Office Portfolio	**11,085,891**	**313,085**	**2.8%**	**$36.81**	**$38.23**
Total Core Office Vacancies	2,170,820	19.6%			
Flex Park Portfolio	**3,526,612**	**49,194**	**1.4%**	**$17.37**	**$19.67**
Flex Park Vacancies	277,247	7.9%			
Total Core Portfolio	**14,612,503**	**362,279**	**2.5%**	**$34.17**	**$35.71**
Total Core Vacancies	2,448,067	16.8%			

2Q 2018 Office Portfolio 26

Leasing Activity

Percentage Leased Summary

	Pct. Leased 3/31/2018	Impact of Acquisition/Disposition	Impact of Leasing Activity	Pct. Leased 6/30/2018 [1]	Sq. Ft. Leased Commercial	Sq. Ft. Leased Service	Sq. Ft. Unleased
Waterfront	80.8%	0.0%	(7.9%)	72.9%	3,419,781	141,479	1,322,933
Class A Suburban	90.1%	0.0%	4.4%	94.5%	1,833,646	10,550	106,895
Suburban	82.5%	1.1%	0.1%	82.6%	3,352,860	156,755	740,992
Flex Parks	91.7%	0.0%	0.5%	92.1%	3,220,609	28,756	277,247
Subtotals	**85.2%**	**0.3%**	**(1.9%)**	**83.2%**	**11,826,896**	**337,540**	**2,448,067**
Non-Core	62.6%	0.0%	(1.9%)	60.7%	488,050	23,389	330,647
TOTALS	**83.9%**	**0.3%**	**(1.9%)**	**82.0%**	**12,314,946**	**360,929**	**2,778,714**

Summary of Leasing Transaction Activity

For the three months ended June 30, 2018

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Average Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($) [2]	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront	2	14,678	8,334	6,344	7,339	4.3	$45.52	$5.75
Class A Suburban	10	163,431	139,396	24,035	16,343	11.4	28.70	6.19
Suburban	16	93,121	45,522	47,599	5,820	5.8	28.31	4.82
Flex Parks	20	164,620	13,850	150,770	8,231	5.1	20.97	1.58
Subtotals	**48**	**435,850**	**207,102**	**228,748**	**9,080**	**7.6**	**$26.26**	**$4.80**
Repositioning	-	-	-	-	-	-	-	-
Non-Core	3	17,487	1,918	15,569	5,829	1.2	23.61	1.48
TOTALS	**51**	**453,337**	**209,020**	**244,317**	**8,889**	**7.3**	**$26.16**	**$4.77**

Notes:

See supporting "Leasing Activity" notes on page 42

2Q 2018 Office Portfolio 27

Leasing Rollforwards

Rollforwards

For the three months ended June 30, 2018

	Pct. Leased 03/31/18	Inventory 03/31/18	Sq. Ft. Leased 03/31/18	Inventory Reclassed	Space Leased Reclassed	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 06/30/18	Sq. Ft. Leased 06/30/18	Pct. Leased 06/30/18
Waterfront	80.8%	4,884,193	3,946,487	-	-	-	-	(399,905)	14,678	(385,227)	4,884,193	3,561,260	72.9%
Class A Suburban	90.1%	1,951,091	1,758,450	-	-	-	-	(77,685)	163,431	85,746	1,951,091	1,844,196	94.5%
Suburban	82.5%	4,203,366	3,467,271	-	-	47,241	24,672	(75,449)	93,121	17,672	4,250,607	3,509,615	82.6%
Flex Parks	91.7%	3,526,612	3,232,761	-	-	-	-	(148,016)	164,620	16,604	3,526,612	3,249,365	92.1%
Subtotals	**85.2%**	**14,565,262**	**12,404,969**	**-**	**-**	**47,241**	**24,672**	**(701,055)**	**435,850**	**(265,205)**	**14,612,503**	**12,164,436**	**83.2%**
Repositioning[1]	0.0%	-	-	-	-	-	-	-	-	-	-	-	-
Non-Core	62.6%	842,086	527,304	-	-	-	-	(33,352)	17,487	(15,865)	842,086	511,439	60.7%
TOTALS	**83.9%**	**15,407,348**	**12,932,273**	**-**	**-**	**47,241**	**24,672**	**(734,407)**	**453,337**	**(281,070)**	**15,454,589**	**12,675,875**	**82.0%**

Rollforwards

For the six months ended June 30, 2018

	Pct. Leased 12/31/17	Inventory 12/31/17	Sq. Ft. Leased 12/31/17	Inventory Reclassed	Space Leased Reclassed	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 06/30/18	Sq. Ft. Leased 06/30/18	Pct. Leased 06/30/18
Waterfront	86.2%	4,884,193	4,211,020	-	-	-	-	(700,774)	51,014	(649,760)	4,884,193	3,561,260	72.9%
Class A Suburban	90.1%	1,951,091	1,758,094	-	-	-	-	(143,935)	230,037	86,102	1,951,091	1,844,196	94.5%
Suburban	84.8%	4,323,366	3,665,423	-	-	(72,759)	(95,328)	(170,930)	110,450	(60,480)	4,250,607	3,509,615	82.6%
Flex Parks	91.5%	3,491,612	3,195,006	-	-	35,000	35,000	(237,553)	256,912	19,359	3,526,612	3,249,365	92.1%
Subtotals	**87.6%**	**14,650,262**	**12,829,543**	**-**	**-**	**(37,759)**	**(60,328)**	**(1,253,192)**	**648,413**	**(604,779)**	**14,612,503**	**12,164,436**	**83.2%**
Repositioning[1]	0.0%	-	-	-	-	-	-	-	-	-	-	-	-
Non-Core	73.7%	2,460,040	1,812,836	-	-	(1,617,954)	(1,216,948)	(155,258)	70,809	(84,449)	842,086	511,439	60.7%
TOTALS	**85.6%**	**17,110,302**	**14,642,379**	**-**	**-**	**(1,655,713)**	**(1,277,276)**	**(1,408,450)**	**719,222**	**(689,228)**	**15,454,589**	**12,675,875**	**82.0%**

Notes:
(1) Total square footage of transactions signed at properties being held for repositioning. Square footage not included in inventory, space leased or net leasing activity.

2Q 2018 Office Portfolio 28

Top 15 Tenants MUFG Ba nk, Ltd.(2) John Wiley & Sons , Inc. Merrill Lynch Pierce Fenner Dun & Bra ds treet Corpora tion Montefiore Medica l Center Plymouth Rock Ma na gement Compa ny of NJ Da iichi Sa nkyo, Inc. TD Ameritra de Services Compa ny, Inc. DB Services New Jers ey, Inc. KPMG LLP, ICAP Securities USA, LLC Vona ge America , Inc. HQ Globa l Workpla ces , LLC Inves tors Ba nk Pfizer, Inc. Totals 1 1 3 2 7 2 1 1 1 2 2 1 7 2 1 11,465,968 11,244,488 10,936,585 7,412,320 7,327,505 6,720,029 6,663,417 6,632,175 6,295,800 5,036,557 4,699,088 4,637,500 4,516,179 4,383,791 4,306,008 3.4% 3.3% 3.2% 2.2% 2.1% 2.0% 2.0% 1.9% 1.8% 1.5% 1.4% 1.4% 1.3% 1.3% 1.3% 282,606 299,853 430,926 192,280 296,572 218,554 171,900 193,873 125,916 120,947 111,562 350,000 152,441 139,296 113,316 2.3% 2.4% 3.5% 1.6% 2.4% 1.8% 1.4% 1.6% 1.0% 1.0% 0.9% 2.8% 1.2% 1.1% 0.9% (3) (4) (5) 2023 (6) (7) 2022 2021 2019 (8) (9) 2023 (10) (11) 2024 102,277,410 30.1% 3,200,042 25.9% Notes: See supporting “Top 15 Tenants” notes on page 43 Office Portfolio 2Q 2018 29 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2018						
Waterfront	8	144,957	1.2	6,176,694	42.61	1.8
Class A Suburban	7	31,690	0.3	936,684	29.56	0.3
Suburban	17	136,438	1.1	3,656,750	26.80	1.1
Flex Parks	15	49,194	0.4	821,393	16.70	0.2
Subtotal	**47**	**362,279**	**3.0**	**11,591,521**	**32.00**	**3.4**
Non-Core	13	66,358	0.5	1,637,170	24.67	0.5
TOTAL – 2018	**60**	**428,637**	**3.5**	**13,228,691**	**30.86**	**3.9**
2019						
Waterfront	11	208,654	1.7	9,573,861	45.88	2.8
Class A Suburban	27	253,037	2.1	7,866,870	31.09	2.3
Suburban	32	439,802	3.6	12,186,436	27.71	3.6
Flex Parks	58	533,868	4.3	10,478,240	19.63	3.1
Subtotal	**128**	**1,435,361**	**11.7**	**40,105,407**	**27.94**	**11.8**
Non-Core	9	67,462	0.5	1,806,064	26.77	0.5
TOTAL – 2019	**137**	**1,502,823**	**12.2**	**41,911,471**	**27.89**	**12.3**
2020						
Waterfront	8	70,779	0.6	2,604,950	36.80	0.8
Class A Suburban	25	226,832	1.8	7,841,837	34.57	2.3
Suburban	26	164,276	1.3	4,063,033	24.73	1.2
Flex Parks	45	319,512	2.6	5,837,220	18.27	1.7
Subtotal	**104**	**781,399**	**6.3**	**20,347,040**	**26.04**	**6.0**
Non-Core	15	41,766	0.4	1,079,954	25.86	0.3
TOTAL – 2020	**119**	**823,165**	**6.7**	**21,426,994**	**26.03**	**6.3**
2021						
Waterfront	15	366,455	3.0	12,998,657	35.47	3.8
Class A Suburban	15	123,636	1.0	5,322,656	43.05	1.6
Suburban	21	189,589	1.5	5,371,614	28.33	1.6
Flex Parks	36	277,681	2.3	4,474,707	16.11	1.3
Subtotal	**87**	**957,361**	**7.8**	**28,167,634**	**29.42**	**8.3**
Non-Core	9	93,913	0.7	2,396,568	25.52	0.7
TOTAL – 2021	**96**	**1,051,274**	**8.5**	**30,564,202**	**29.07**	**9.0**
2022						
Waterfront	13	260,067	2.1	8,165,444	31.40	2.4
Class A Suburban	12	145,359	1.2	4,590,998	31.58	1.3
Suburban	30	259,850	2.1	6,883,718	26.49	2.0
Flex Parks	40	324,321	2.6	5,744,081	17.71	1.7
Subtotal	**95**	**989,597**	**8.0**	**25,384,241**	**25.65**	**7.4**
Non-Core	8	53,773	0.5	1,386,837	25.79	0.4
TOTAL – 2022	**103**	**1,043,370**	**8.5**	**26,771,078**	**25.66**	**7.8**

Notes:

See supporting "Expirations" notes on page 43

2Q 2018 Office Portfolio 30

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2023						
Waterfront	10	335,943	2.7	11,704,737	34.84	3.4
Class A Suburban	18	276,895	2.2	10,191,816	36.81	3.0
Suburban	32	883,819	7.2	21,583,608	24.42	6.3
Flex Parks	38	563,459	4.6	8,676,115	15.40	2.5
Subtotal	**98**	**2,060,116**	**16.7**	**52,156,276**	**25.32**	**15.2**
Repurposing	1	35,000	0.3	0	0.00	0.0
Non-Core	3	9,057	0.1	243,969	26.94	0.1
TOTAL – 2023	**102**	**2,104,173**	**17.1**	**52,400,245**	**24.90**	**15.3**
2024 AND THEREAFTER						
Waterfront	51	1,999,641	16.2	67,663,898	33.84	19.8
Class A Suburban	33	774,267	6.3	28,030,895	36.20	8.2
Suburban	58	1,279,086	10.4	33,751,270	26.39	9.8
Flex Parks	64	1,150,124	9.3	21,609,603	18.79	6.4
Subtotal	**206**	**5,203,118**	**42.2**	151,055,666	**29.03**	**44.2**
Non-Core	15	155,721	1.3	3,987,062	25.60	1.2
TOTAL – 2024 AND THEREAFTER	**221**	**5,358,839**	**43.5**	**155,042,728**	**28.93**	**45.4**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	116	3,386,496	27.5	118,888,241	35.11	34.8
Class A Suburban	137	1,831,716	14.9	64,781,756	35.37	19.0
Suburban	216	3,352,860	27.2	87,496,429	26.10	25.6
Flex Parks	296	3,218,159	26.1	57,641,359	17.91	16.9
Subtotal	**765**	**11,789,231**	**95.7**	**328,807,785**	**27.89**	**96.3**
Repurposing	1	35,000	0.3	0	0.00	0.0
Non-Core	72	488,050	4.0	12,537,624	25.69	3.7
Totals/Weighted Average	**838**	**12,312,281**	**100.0**	**341,345,409**	**$27.72**	**100.0**

Notes:

See supporting "Expirations" notes on page 43

2Q 2018 Office Portfolio 31

Roseland Residential Portfolio 2Q 2018 32

Roseland Highlights

Roseland (RRT) manages a dynamic portfolio of operating and under construction assets, with an enviable land pipeline primarily in high-income, transit oriented locations. We are a premier owner and developer of residential real estate on the New Jersey waterfront with direct access to Hudson Yards and Brookfield Place

- **Platform Poised for Sustained Growth:**
  - 2Q 2018 NAV was approximately $1.79B, comprised of $232M of Rockpoint equity and $1.56B of MC equity **($15.46/MC share)**
  - Lease-Up Communities 2017: stabilized **1,162** apartments
  - Lease-Up Communities 2018: in 2Q, commenced leasing activities at Portside 5/6 at East Pier (**296** units) and RiverHouse 11 (**295** units), as well as continued momentum on 1Q deliveries at Signature Place (**197** units), Metropolitan Lofts (**59** units) and 145 Front Street (**365** units)
    - **As of July 30, our lease-up portfolio—solely from 2018 deliveries of 1,212 units—was 51.2% leased**
  - Upon closing on the acquisition of Prudential's membership interest in Marbella, Roseland's subordinate interests will have been reduced to 130 apartments, (a **96%** reduction compared to 3,025 units at year-end 2015)
  - Continued efforts to redevelop underperforming office holdings to higher valued residential use (i.e. Signature Place in Morris Plains, NJ; 6 Becker Farm in Roseland, NJ)
  - Rockpoint has an additional $85M capital commitment to Roseland
  - Pipeline of 10,668 units of strategically located land holdings includes **4,807** units in Jersey City and **1,591** units in Port Imperial—nearly all with zoning in place
  - We forecast continued growth in residential NOI after debt service from completion of our **2,001** unit/key in-construction portfolio coupled with stabilization of our lease-up portfolio

	2Q 2018	YE 2018	YE 2019
Operating & Construction Apts. (projected)	8,083	9,327	10,996
Future Development Apts.	10,668	9,424	7,755
% Growth in Operating & Construction Units	-	*15.4%*	*17.9%*

2Q 2018 Roseland Residential 33

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 7/30/2018	Actual/Projected Initial Leasing	Units	Projected Yield	Projected Total NOI	Projected RRT Share of Stabilized NOI After Debt Service
2017 Deliveries							
Urby Harborside	85.0%	99.2%	1Q 2017	762	6.72%	$18.5	$9.9
Chase II at Overlook Ridge	100.0%	98.6%	4Q 2016	292	6.52%	5.2	2.7
Quarry Place at Tuckahoe	100.0%	97.2%	4Q 2016	108	6.61%	2.8	1.1
Total 2017 Lease-Ups	**90.2%**	**98.9%**		**1,162**	**6.66%**	**$26.5**	**$13.7**
2018 Deliveries							
1Q 2018 Deliveries							
Signature Place at Morris Plains	100.0%	58.4%	1Q 2018	197	6.68%	$3.9	$2.2
Lofts at 40 Park	25.0%	61.0%	1Q 2018	59	6.72%	1.2	0.3
145 Front Street at City Square (1)	100.0%	35.9%	1Q 2018	365	6.29%	5.9	3.6
Total 1Q 2018 Deliveries	**100.0%**	**45.4%**		**621**	**6.45%**	**$11.0**	**$6.1**
2Q 2018 Deliveries							
Portside 5/6	100.0%	56.1%	2Q 2018	296	6.40%	7.1	4.2
Total 2Q 2018 Deliveries	**100.0%**	**56.1%**		**296**	**6.40%**	**$7.1**	**$4.2**
3Q 2018 Deliveries							
RiverHouse 11 at Port Imperial	100.0%	58.6%	3Q 2018	295	6.31%	$7.7	$4.7
Total 3Q 2018 Deliveries	**100.0%**	**58.6%**		**295**	**6.31%**	**$7.7**	**$4.7**
4Q 2018 Deliveries							
Marriott Hotels at Port Imperial	90.0%		4Q 2018	372	10.03%	$14.3	$9.5
Total 4Q 2018 Deliveries	**90.0%**			**372**	**10.03%**	**$14.3**	**$9.5**
2020 Deliveries							
Port Imperial - Building 8/9	100.0%		4Q 2020	313	6.43%	$9.0	$4.8
PI North – Riverwalk C	40.0%		4Q 2020	360	5.98%	11.2	2.6
Total 4Q 2020 Deliveries	**67.9%**			**673**	**6.19%**	**$20.2**	**$7.4**
Total In-Construction	**88.8%**			**2,257**	**6.94% (2)**	**$60.3**	**$31.9**
Total	**89.3%**			**3,419**	**6.84%**	**$86.8**	**$45.6**

Notes:
See supporting "Development Activity and Cash Flow Growth" notes on page 43.

2Q 2018 Roseland Residential 34

Roseland Balance Sheet

$ in thousands
(unaudited)

	2Q 2018	4Q 2017
ASSETS		
Rental Property		
Land and leasehold interests	$138,797	$133,487
Buildings and improvements	918,446	782,556
Furniture, Fixtures and Equipment	32,042	26,193
Land and improvements held for development	286,691	272,622
Development and construction in progress	419,967	478,812
Total Gross Rental Property	**1,795,943**	**1,693,670**
Less: Accumulated Depreciation	(68,580)	(55,087)
Net Investment in Rental Property	**1,727,363**	**1,638,583**
Assets Held for Sale, Net	2,634	2,634
Total Property Investments	**1,729,997**	**1,641,217**
Cash and cash equivalents	19,326	6,108
Restricted Cash	6,393	6,053
Investments in unconsolidated JV's	232,199	237,321
Unbilled rents receivable, net	1,037	1,248
Deferred Charges & Other Assets	45,140	42,974
Accounts receivable, net of allowance	2,387	2,787
Total Assets	**$2,036,479**	**$1,937,708**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$848,686	$769,743
Note Payable to Affiliate	-	24,924
Accounts pay, accrued exp and other liabilities	63,079	79,034
Rents recv'd in advance & security deposits	4,639	3,870
Accrued interest payable	2,228	1,481
Total Liabilities	**918,632**	**879,052**
Redeemable Noncontrolling Interest - Rockpoint	231,891	159,884
Noncontrolling Interests in Consolidated Joint Ventures	18,856	19,069
Mack-Cali Capital	867,100	879,703
Total Liabilities & Equity	**$2,036,479**	**$1,937,708**

2Q 2018 Roseland Residential 35

Roseland Income Statement

$ in thousands
(unaudited)

	2Q 2018	1Q 2018	4Q 2017	3Q 2017	2Q 2017
REVENUES					
Base rents	$17,132	$16,319	$16,424	$16,147	$15,515
Escalation and recoveries from tenants	695	572	510	705	629
Real estate services	3,970	4,427	4,663	5,218	5,290
Parking income	2,306	1,915	2,112	2,168	2,223
Other income	677	627	571	585	460
Total revenues	**$24,780**	**$23,860**	**$24,280**	**$24,823**	**$24,117**
EXPENSES					
Real estate taxes	$3,239	$3,074	$2,868	$3,013	$3,013
Utilities	1,142	1,074	871	1,081	910
Operating services	4,467	4,185	3,530	3,771	4,010
Real estate service expenses	4,292	4,860	4,806	6,006	5,714
General and administrative	3,054	2,904	3,472	2,918	2,960
Depreciation and amortization	7,281	6,756	8,713	10,997	10,495
Total expenses	**$23,475**	**$22,853**	**$24,260**	**$27,786**	**$27,102**
Operating Income	**$1,305**	**$1,007**	**$20**	**($2,963)**	**($2,985)**
OTHER (EXPENSE) INCOME					
Interest expense	($2,668)	($1,895)	($1,982)	($2,164)	($2,002)
Interest and other investment income (loss)	3	412	(29)	42	20
Equity in earnings (loss) of unconsolidated joint ventures	(961)	1,712	(1,390)	(2,591)	(3,280)
Realized gains (losses) and unrealized losses on disposition	-	-	-	2,915	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	(1,430)	-
Gain (loss) from early extinguishment of debt, net	-	-	(182)	-	-
Total other income (expense)	**($3,626)**	**$229**	**($3,583)**	**($3,228)**	**($5,262)**
Net income (loss)	**($2,321)**	**$1,236**	**($3,563)**	**($6,191)**	**($8,247)**
Noncontrolling interest in consolidated joint ventures	$95	$118	$104	$67	$165
Redeemable noncontrolling interest	(2,534)	(2,344)	(2,227)	(2,227)	(2,227)
Net income (loss) available to common shareholders	**($4,760)**	**($990)**	**($5,686)**	**($8,351)**	**($10,309)**

2Q 2018 Roseland Residential 36

Operating & Lease-Up Communities

$ in thousands, except per home

- 2Q 2018 Percentage Leased (Stabilized): **97.5%**
- 2Q 2018 Avg. Revenue Per Home (Stabilized): **$2,670**

							Operating Highlights							
Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased 2Q 2018	Percentage Leased 1Q 2018	Average Revenue Per Home 2Q 2018	Average Revenue Per Home 1Q 2018	NOI 2Q 2018	NOI 1Q 2018	NOI YTD 2018	Debt Balance
Consolidated														
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	97.5%	97.0%	$1,974	$1,950	$2,450	$2,421	$4,871	$100,000
The Chase at Overlook Ridge	Malden, MA	100.00%	664	598,161	901	2014	97.6%	97.4%	2,134	2,091	2,484	2,341	4,825	135,750
Park Square [1]	Rahway, NJ	100.00%	159	184,957	1,163	2009	94.3%	97.5%	2,103	2,022	455	834	1,289	25,867
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	95.5%	97.0%	1,795	1,781	409	400	809	0
Monaco	Jersey City, NJ	100.00%	523	475,742	910	2011	97.1%	96.7%	3,369	3,495	3,534	3,517	7,051	165,000
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	98.3%	98.9%	2,721	2,745	1,050	960	2,010	58,998
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	98.1%	97.2%	3,226	3,164	585	431	1,016	41,000
Consolidated		**100.00%**	**2,551**	**2,331,451**	**914**		**97.2%**	**97.2%**	**$2,400**	**$2,401**	**$10,967**	**$10,904**	**$21,871**	**$526,615**
Joint Ventures														
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	99.1%	97.5%	$3,153	$3,181	$1,807	$1,801	$3,608	$82,000
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	97.1%	96.5%	3,519	3,504	2,034	1,966	4,000	74,690
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	94.3%	97.2%	2,203	2,191	375	391	766	30,000
Urby at Harborside [2]	Jersey City, NJ	85.00%	762	474,476	623	2017	99.3%	97.8%	2,717	2,751	4,496	4,360	8,856	191,732
Station House	Washington, DC	50.00%	378	290,348	768	2015	96.8%	97.9%	2,677	2,760	1,918	2,049	3,967	99,296
Joint Ventures		**54.86%**	**1,908**	**1,459,221**	**765**		**98.0%**	**97.5%**	**$2,874**	**$2,905**	**$10,630**	**$10,567**	**$21,197**	**$477,718**
Subordinate Interests [3]														
Marbella	Jersey City, NJ	24.27%	412	369,515	897	2003	97.3%	96.8%	$3,189	$3,167	$2,412	$2,570	$4,982	$95,000
Metropolitan at 40 Park	Morristown, NJ	12.50%	130	124,237	956	2010	96.9%	98.5%	3,331	3,415	745	818	1,563	36,429
Subordinate Interests		**21.45%**	**542**	**493,752**	**911**		**97.2%**	**97.3%**	**$3,223**	**$3,226**	**$3,157**	**$3,388**	**$6,545**	**$131,429**
Total Residential - Stabilized		**74.26%**	**5,001**	**4,284,424**	**857**		**97.5%**	**97.3%**	**$2,670**	**$2,683**	**$24,754**	**$24,859**	**$49,613**	**$1,135,762**
Lease-up / Repositions														
Consolidated														
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	203,716	1,034	2018	50.8%	13.7%	NA	NA	($182)	NA	($182)	$39,918
Consolidated		**100.00%**	**197**	**203,716**	**1,034**		**50.8%**	**13.7%**	**$0**	**$0**	**($182)**	**$0**	**($182)**	**$39,918**
Joint Ventures														
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	96.5%	93.5%	$2,053	$2,095	$2,772	$3,178	$5,950	$164,464
Metropolitan Lofts	Morristown, NJ	25.00%	59	54,683	927	2018	49.2%	0.0%	NA	NA	(79)	NA	(79)	13,105
Joint Ventures		**25.00%**	**884**	**793,469**	**898**		**93.3%**	**87.2%**	**$2,053**	**$1,955**	**$2,693**	**$3,178**	**$5,871**	**$177,569**
Total Residential - Operating Communities [4]		**67.94%**	**6,082**	**5,281,609**	**868**		**95.39%**	**93.15%**	**$2,494**	**$2,490**	**$27,265**	**$28,037**	**$55,302**	**$1,353,249**
Total Commercial		**76.71%**		**733,232**			**84.89%**	**84.33%**			**$1,160**	**$1,036**	**$2,196**	**$42,703**

Notes:

See supporting "Operating & Lease-Up Communities" notes on page 43

2Q 2018 Roseland Residential 37

Operating Communities - Commercial Total Commercial 76.71% 733,232 84.9% 84.3% $1,160 $1,036 $42,703 Roseland Residential 2Q 2018 38 RentableYear Operating Commercial Location Ownership Spaces SF Complete Cons olida te d Port Imperia l Ga ra ge South Weeha wken, NJ 70.00% 800 320,426 2013 Port Imperia l Reta il South Weeha wken, NJ 70.00% 18,071 2013 Port Imperia l Ga ra ge North Weeha wken, NJ 100.00% 786 304,617 2015 Port Imperia l Reta il North Weeha wken, NJ 100.00% 8,400 2015 Consolidated 84.41% 651,514 Subordina te Inte re s ts Shops a t 40 Pa rk Morris town, NJ 12.50% 50,973 2010 Riverwa lk a t Port Imperia l Wes t New York, NJ 20.00% 30,745 2008 Subordinate Interests 15.32% 81,718 Operating Highlights Percentage Percentage Leased Leased NOI NOI Debt 2Q 2018 1Q 2018 2Q 2018 1Q 2018 Balance NA NA $405 $323 $32,600 81.6% 81.6% 76 67 4,000 NA NA 236 221 0 100.0% 100.0% 74 81 0 87.4% 87.4% $791 $692 $36,600 69.0% 65.2% $225 $233 $6,103 58.0% 50.9% 144 111 0 64.9% 59.8% $369 $344 $6,103

In-Construction Communities

$ in thousands

- Roseland's share of projected stabilized NOI after debt service will approximate **$30.3 million** (approximates to FFO)

Community	Location	Ownership	Apartment Homes/Keys	Project Capitalization - Total: Costs	Debt [1]	MCRC Capital	Third Party Capital	Capital as of 2Q 2018: Dev Costs [2]	Debt Balance	MCRC Capital	Development Schedule: Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	142,500	94,000	44,590	3,910	$112,098	$65,598	$42,590	3Q2015	4Q2018	4Q2019	14,291	10.03%
145 Front at City Square	Worcester, MA	100.00%	365	94,518	58,000	36,518	0	89,171	52,913	36,258	3Q2015	1Q2018	3Q2019	5,870	6.21%
Portside 5/6	East Boston, MA	100.00%	296	111,389	73,000	38,389	0	105,477	67,088	38,389	4Q2015	2Q2018	1Q2019	7,563	6.79%
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.00%	295	121,258	75,213	46,045	0	101,682	60,107	41,575	1Q2016	3Q2018	3Q2019	8,000	6.60%
Building 8/9 at Port Imperial [3]	Weehawken, NJ	100.00%	313	142,568	92,000	50,568	0	31,335	0	31,335	3Q2018	4Q2020	4Q2021	9,028	6.33%
Consolidated		**97.73%**	**1,641**	**$612,233**	**$392,213**	**$216,110**	**$3,910**	**$439,763**	**$245,706**	**$190,147**				**$44,752**	**7.27%**
Joint Ventures															
PI North - Riverwalk C	West New York, NJ	40.00%	360	186,500	112,000	29,800	44,700	51,328	0	20,553	4Q2017	4Q2020	1Q2022	11,150	5.98%
Joint Ventures		**40.00%**	**360**	**$186,500**	**$112,000**	**$29,800**	**$44,700**	**$51,328**	**$0**	**$20,553**				**$11,150**	**5.98%**
Total In-Construction Communities		**87.35%**	**2,001**	**$798,733**	**$504,213**	**$245,910**	**$48,610**	**$491,091**	**$245,706**	**$210,700**				**$55,902**	**7.04%** [4]

	Dev Costs	Debt Balance	MCRC Capital
2018 MCRC Remaining Capital	$106,643	$66,199	$26,842
2019 MCRC Remaining Capital	127,140	118,449	8,368
2020 MCRC Remaining Capital	73,859	73,859	0
Total Remaining Capital	**$307,642**	**$258,507**	**$35,210**

Lease-up Communities	Units	7/30/18 % Leased	2Q 2018 NOI
145 Front at City Square	365	35.9%	($279)
Signature Place	197	58.4%	(182)
Portside 5/6	296	56.1%	(152)
Metropolitan Lofts	59	61.0%	(79)
RiverHouse 11 at Port Imperial	295	58.6%	-
Total	**1,212**	**51.2%**	**($692)**

Notes:
See supporting "In-Construction Communities" notes on page 43

2Q 2018 Roseland Residential 39

Future Start Communities

- As of June 30, 2018, the Company had a future development portfolio of **10,668** residential units
- 2018/2019 priority starts of **2,673** are located in close proximity to operating RRT assets

2018/2019 Priority Starts	Location	Apartments	Current Ownership	Target Start
233 Canoe Brook Road – Residential	Short Hills, NJ	200	100.00%	3Q 2018
Chase III	Malden, MA	326	100.00%	3Q 2018
25 Christopher Columbus Drive	Jersey City, NJ	718	100.00%	4Q 2018
Urby at Harborside - II	Jersey City, NJ	750	85.00%	2019
Plaza 8	Jersey City, NJ	679	100.00%	2019
2018/2019 Total Priority Starts		**2,673**	**95.79%**	
2018/2019 Possible Starts				
Portside 1-4	East Boston, MA	300	100.00%	
6 Becker Farm	Roseland, NJ	299	100.00%	
233 Canoe Brook Road - Hotel	Short Hills, NJ	240	100.00%	
1 Water Street	White Plains, NY	304	100.00%	
2018/2019 Total Possible Starts		**1,143**	**100.00%**	

Future Developments	Location	Apartment
Freehold [2]	Freehold, NJ	400
1633 Littleton (repurposing)	Parsippany, NJ	345
Identified Repurposing IIIA	Essex County, NJ	140
Identified Repurposing IIIB	Essex County, NJ	140
Subtotal - Northeast Corridor		**1,025**
Overlook IIIA	Malden, MA	215
Overlook IV/V	Malden, MA	299
Subtotal - Boston Metro		**514**
Crystal House - III	Arlington, VA	252
Crystal House - Future	Arlington, VA	300
Subtotal - Washington, DC		**552**
51 Washington Street	Conshohoken, PA	304
150 Monument Road	Bala Cynwyd, PA	206
Subtotal - Philadelphia		**510**

Future Developments	Location	Apartment
PI South - Building 16	Weehawken, NJ	131
PI South - Park Parcel	Weehawken, NJ	224
PI South - Office 1/3 [1]	Weehawken, NJ	200
Urby at Harborside - III	Jersey City, NJ	750
Plaza 9	Jersey City, NJ	1,060
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing - Future Phases	Jersey City, NJ	585
PI South - Building 2	Weehawken, NJ	200
PI North - Riverbend 6	West New York, NJ	471
PI North - Building I	West New York, NJ	224
PI North - Building J	West New York, NJ	141
Subtotal - Hudson River Waterfront		**4,251**
2018/2019 Priority Starts		**2,673**
2018/2019 Possible Starts		**1,143**
Total Future Start Communities		**10,668**

Notes:

See supporting "Future Start Communities" notes on page 43

2Q 2018 Roseland Residential 40

Residential Equity Requirements

$ in thousands

As summarized in the table below, Mack-Cali is planning on and expects to have excess capital source availability to achieve the following development objectives:

i. Complete Roseland's in-construction portfolio of 2,001 units
ii. Complete Roseland's funding requirement for 2018/2019 Priority Starts comprising 2,673 units

	Comment	Units	Total Cost	Construction Debt	Capital Requirement	
USE: In Construction Portfolio (Remaining Capital)						
In Construction Portfolio	Represents remaining requirements for the in construction portfolio summarized on Page 40	2,001	$307,642	$258,507	$49,135	
Less: Existing JV Partner Commitments	Represents third party capital commitments (Riverwalk C)				(13,925)	
Remaining Roseland Capital					**$35,210**	*A*
USE: Priority 2018 Start (remaining)						
Priority 2018 Starts	Represents three Probable starts through the end of the year in our core geographies in close proximity to existing operations	1,244	$631,600	$409,253	$222,000	
Less: Land Equity/Fundings to Date	Represents the Company's existing land equity in Probable Starts (~$54,000/unit)				(77,000)	
Roseland Capital Obligation					**$145,000**	*B*
USE: Priority 2019 Starts						
Priority 2019 Starts	Two Jersey City towers	1,429	$707,976	$441,606	$266,000	
Less: Land Equity/Fundings to Date	Represents the Company's existing land equity in Probable Starts (~$55,000/unit)				(78,000)	
Less: Existing JV Partner Commitments	Represents third party capital commitments (Urby II)				(23,000)	
Roseland Capital Obligation					**$165,000**	*C*
Total Roseland Capital Uses		4,674			$345,210	*A+B+C*
SOURCE: Capital Availability	**Comment**					
Rockpoint Capital	Represents the balance on Rockpoint's $300M commitment				$85,000	
Construction Refinancings	Represents excess refinancing proceeds upon takeout financing on construction portfolio (excludes Riverwalk C and 8/9)				100,000	
Dispositions	Represents select dispositions for redeployment of capital into Roseland's core geographies				165,000	
New Project-level Joint Ventures	Represents 50/50 joint ventures on select Priority Starts				136,000	
Total Roseland Capital Sources					$486,000	
2018/2019 Start Excess Capital Source Potential [1]					$140,790	

Notes:
(1) Represents capital sources prior to reinvestment of Roseland cash flow generation and 1031 proceeds.

2Q 2018 Roseland Residential 41

Appendix Key Financial Metrics - (Page 6) $ in thousands (1) Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” on page 17. (2) Includes any outstanding preferred units presented on a converted basis into common units, non-controlling interests in consolidated joint ventures and redeemable non-controlling interests. (3) Without annualizing the proceeds from the Urby tax credit, the net debt to EBITDA ratio was 9.0x. Balance Sheet - (Page 11) (1) Includes land held for future development of $212,010 for Office/Corp. and $286,691 for Roseland as of 2Q 2018. (2) Includes mark-to-market lease intangible net assets of $96,763 and mark-to-market lease intangible net liabilities of $44,747 as of 2Q 2018. Same Store Performance-(Page 18) (1) Values represent the Company’s pro rata ownership of operating portfolio. (2) Same store analysis excludes the previously included Chase I at Overlook Ridge (372 units), now consolidated with the Chase II at Overlook Ridge, which was in lease-up in 2Q 2017. Debt Summary & Maturity Schedule - (Page 19) (1) 2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. (2) The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 2.09 percent as of June 29, 2018, plus the applicable spread. (3) Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $836 thousand for the three months ended June 30, 2018. Debt Profile - (Page 20) (1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable. (2) Senior unsecured debt is rated BBB-/Ba1/BB+ by S&P, Moody’s and Fitch respectively. (3) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable. (4) 2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. Unconsolidated Joint Ventures-(Page 22) (1) Amounts represent the Company’s share based on ownership percentage. (2) Unconsolidated Joint Venture reconciliation is as follows: Equity in Earnings of Unconsolidated Joint Ventures Unconsolidated Joint Venture Funds from Operations Joint Venture Share of Add-Back of Real Estate-Related Depreciation Minority Interest in Consolidated Joint Venture Share of Depreciation EBITDA Depreciation Add-Back Property Listing - (Page 25) 2Q 2018 $52 4,934 4,987 (84) $4,903 (1) Excludes non-core holdings targeted for sale at 842,086 SF; excludes consolidated repositionings taken offline totaling 465,860 SF. Total consolidated office portfolio of 15,920,449 SF. (2) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual June 2018 billings times 12. For leases whose rent commences after July 1, 2018 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (3) Average base rents + escalations reflect rental values on a triple net basis. Leasing Activity - (Page 27) (1) Percentage leased values reflect both Plymouth Rock Management Co.’s recently executed lease at 581 Main Street as well as its lease at 1 River Center 3, of which 59,228 sf is expiring 11/10/18 and 29,540 sf is expiring 2/10/19. Suburban percentage leased excluding the 88,768 sf leased to Plymouth Rock would be 80.5%. (2) Inclusive of escalations. 2Q 2018 42

Appendix - Continued Top 15 Tenants - (Page 29) (1) Annualized base rental revenue is based on actual June 2018 billings times 12. For leases whose rent commences after July 1, 2018, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3) 45,256 square feet expire in 2019; 237,350 square feet expire in 2029. (4) 9,500 square feet expire in 2018; 290,353 square feet expire in 2033. (5) 9,356 square feet expire in 2019; 33,363 square feet expire in 2021; 388,207 square feet expire in 2027. (6) 650 square feet expire in 2018; 295,922 square feet expire in 2032. (7) 59,228 square feet expire in 2018; 29,540 square feet expire in 2019; 129,786 square feet expire in 2031. (8) 66,606 square feet expire in 2024; 54,341 square feet expire in 2026. (9) 90,450 square feet expire in 2018; 21,112 square feet expire in 2025. (10) 19,485 square feet expire in 2019; 17,855 square feet expire in 2021; 38,930 square feet expire in 2023; 40,368 square feet expire in 2024; 20,395 square feet expire in 2026; 15,408 square feet expire in 2027. (11) 56,360 square feet expire in 2019; 82,936 square feet expire in 2026. Expirations - (Pages 30-31) (1) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases. (2) Reconciliation to Company’s total net rentable square footage is as follows: Square Feet Square footage leased to commercial tenants Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments Square footage unleased Total net rentable square footage (excluding ground leases) 12,314,946 360,929 2,778,714 15,454,589 (3) Annualized base rental revenue is based on actual June 2018 billings times 12. For leases whose rent commences after July 1, 2018 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2018 aggregating 24,708 square feet and representing annualized base rent of $644,233.44 for which no new leases were signed. Development Activity and Cash Flow Growth - (Page 34) (1) Roseland delivered Phase I (237 units) in 1Q 2018 and envision completion of Phase II (128 units) in 3Q 2018. (2) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.36 percent. Operating & Lease-up Communities - (Page 37) (1) 1Q 2018 NOI affected favorably by one-time tax settlement of $405 thousand. Excluding the settlement, 1Q 2018 NOI would have been $429 thousand. (2) Excludes proceeds from the $2.6 million dollar tax credit in 1Q 2018. (3) As of June 30, 2018 Priority Capital included Marbella at $7,567 (Prudential) (under contract); Metropolitan at $20,914 (Prudential). (4) Excludes approximately 83,083 SF of ground floor retail. In-Construction Communities - (Page 39) (1) Represents maximum loan proceeds. (2) Represents development costs funded with debt or capital as of June 30, 2018. (3) The maximum loan balance presented is the anticipated debt and as no formal agreement has been signed, may be subject to change. (4) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.36 percent. Future Start Communities - (Page 40) (1) Currently approved for approximately 290,000 square feet of office space. (2) Roseland has signed an acquisition agreement, subject to certain conditions. 2Q 2018 43

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended June 30, divided by the average percent occupied for the quarter ended June 30, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Waterfront: Office assets located on NJ Hudson River waterfront.

2Q 2018 44

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Deidre Crockett, Senior Vice President of Corporate Communications and Investor Relations
Phone: (732) 590-1025
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Michael J. DeMarco
Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Andrew Marshall
President, Roseland Residential Trust

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Nicholas Hilton
Executive Vice President, Leasing

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

SunTrust Robinson Humphrey, Inc.
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnson, Mike Husseini

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
John Guinee

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty

2Q 2018 45

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Quarterly Report on Form 10-Q for the Quarter ended June 30, 2018. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 2Q 2018 46